                                EQUITY INCENTIVE PLAN

                           UNITED WISCONSIN SERVICES, INC.

                                    FEBRUARY 1993

                 (REFLECTS ALL AMENDMENTS THROUGH SEPTEMBER 1, 1997)




                           THIS DOCUMENT CONSTITUTES PART
                         OF A PROSPECTUS COVERING SECURITIES
                              THAT HAVE BEEN REGISTERED
                    UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                           UNITED WISCONSIN SERVICES, INC.
                                EQUITY INCENTIVE PLAN
                 (REFLECTS ALL AMENDMENTS THROUGH SEPTEMBER 1, 1997)

                                  TABLE OF CONTENTS


ARTICLE     SECTION                                                        PAGE

  1                    ESTABLISHMENT, PURPOSE AND DURATION

            1.1        Establishment of the Plan                             1

            1.2        Purpose of the Plan                                   1

            1.3        Duration of the Plan                                  2

  2                    DEFINITIONS                                           3

  3                    ADMINISTRATION

            3.1        The Committee                                         7

            3.2        Authority of the Committee                            7

            3.3        Decisions Binding                                     7

  4                    SHARES SUBJECT TO THE PLAN

            4.1        Number of Shares                                      8

            4.2        Lapsed Awards                                         9

            4.3        Adjustments in Authorized Shares                      9

  5                    ELIGIBILITY AND PARTICIPATION

            5.1        Eligibility                                          10

            5.2        Actual Participation                                 10

  6                    STOCK OPTIONS

            6.1        Grant of Options                                     10

            6.2        Option Award Agreement                               10

            6.3        Option Price                                         10

            6.4        Duration of Options                                  11



            6.5        Exercise of Options                                  11

            6.6        Payment                                              11

            6.7        Restrictions on Share Transferability                12

            6.8        Termination of Employment Due to Death,
                       Disability or Retirement                             12

            6.9        Termination of Employment for Other Reasons          13

            6.10       Restrictions on Transferability                      13

  7                    STOCK APPRECIATION RIGHTS

            7.1        Grant of SARs                                        14

            7.2        Exercise of Tandem SARs                              14

            7.3        Exercise of Affiliated SARs                          15

            7.4        Exercise of Freestanding SARs                        15

            7.5        SAR Agreement                                        15

            7.6        Term of SARs                                         15

            7.7        Payment of SAR Amount                                15

            7.8        Rule 16b-3 Requirements                              16

            7.9        Termination of Employment Due to Death,
                       Disability or Retirement                             16

            7.10       Termination of Employment for Other Reasons          17

            7.11       Non-transferability of SARs                          17

  8                    RESTRICTED STOCK

            8.1        Grant of Restricted Stock                            18

            8.2        Restricted Stock Agreement                           18

            8.3        Transferability                                      18

            8.4        Other Restrictions                                   18

            8.5        Certificate Legend                                   19

            8.6        Removal of Restrictions                              19



            8.7        Voting Rights                                        19

            8.8        Dividends and Other Distributions                    19

            8.9        Termination of Employment Due to Death,
                       Disability or Retirement                             20

            8.10       Termination of Employment for Other Reasons          20

  9                    PERFORMANCE UNITS AND PERFORMANCE SHARES

            9.1        Grant of Performance Units/Shares                    21

            9.2        Value of Performance Units/Shares                    21

            9.3        Earning of Performance Units/Shares                  21

            9.4        Form and Timing of Payment of Performance
                       Units/Shares                                         21

            9.5        Termination of Employment Due to Death,
                       Disability, Retirement or Involuntary
                       Termination (Without Cause)                          22

            9.6        Termination of Employment for Other Reasons          22

            9.7        Non-transferability                                  22

  10                   BENEFICIARY DESIGNATION                              23

  11                   DEFERRALS                                            23

  12                   RIGHTS OF EMPLOYEES

            12.1       Employment                                           23

            12.2       Participation                                        24

  13                   CHANGE IN CONTROL                                    24

  14                   AMENDMENT, MODIFICATION AND TERMINATION

            14.1       Amendment, Modification and Termination              25

            14.2       Awards Previously Granted                            25

  15                   WITHHOLDING

            15.1       Tax Withholding                                      25

            15.2       Share Withholding                                    25



  16                   INDEMNIFICATION                                      26

  17                   SUCCESSORS                                           27

  18                   LEGAL CONSTRUCTION

            18.1       Gender and Number                                    27

            18.2       Severability                                         27

            18.3       Requirements of Law                                  28

            18.4       Securities Law Compliance                            28

            18.5       Governing Law                                        28


                         UNITED WISCONSIN SERVICES, INC.
                              EQUITY INCENTIVE PLAN
               (REFLECTS ALL AMENDMENTS THROUGH SEPTEMBER 1, 1997)

                   ARTICLE 1.  ESTABLISHMENT, PURPOSE AND DURATION

     1.1 ESTABLISHMENT OF THE PLAN. United Wisconsin Services, Inc., a Wisconsin corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "United Wisconsin Services, Inc. Equity Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Non-qualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares.

     Upon approval by the Board of Directors of the Company, subject to ratification by an affirmative vote of a majority of Shares at an annual shareholders' meeting of the Company, the Plan shall become effective as of February 24, 1993 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein. Awards may be granted prior to shareholder ratification of the Plan; provided, however, that in the event shareholder approval of the Plan is not obtained, all outstanding Awards shall become null and void.

     1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation is dependent.

     1.3 DURATION OF THE PLAN. Subject to approval by the Board of Directors of the Company and ratification by the shareholders of the Company, the Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 14 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after February 24, 2003.

                            ARTICLE 2.  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below and when the meaning is intended, the initial letter of the word is capitalized:

          (a) "Affiliate" - A company closely related to United Wisconsin Services, Inc. such as United Heartland and American Medical Security, or such other company as the Board may designate.

               "Affiliated SAR" means an SAR that is granted in connection with a related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

          (b) "Award" means, individually or collectively, a grant under this Plan of Non-qualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

          (c) "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

          (d) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

          (e) "Board" or "Board of Directors" means the Board of Directors of the Company.

          (f)  "Cause" means:

               (i) willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company; or

               (ii) the commission by a Participant of one or more acts which constitute an indictable crime under United States Federal, state, or local law. "Cause" under either (i) or (ii) shall be determined in good faith by the Committee.

          (g) "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

               (i) Any Person (other than those Persons in control of the Company as of the Effective Date, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or

               (ii) During any period of two (2) consecutive years (not
                    including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new Director, whose election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority thereof; or

              (iii) The stockholders of the Company approve:

                    A.   a plan of complete liquidation of the Company; or

                    B. an agreement for the sale or disposition of all or substantially all the Company's assets; or

                    C. a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

                         However, in no event shall a Change-in-Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change-in-Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change-in-Control by a majority of the non-employee continuing Directors).

               (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

               (i) "Committee" means the Management Review Committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to grants of Awards.

               (j) "Company" means United Wisconsin Services, Inc., a Wisconsin corporation or any successor thereto as provided in Article 17 herein.

               (k) "Director" means any individual who is a member of the Board of Directors of the Company.

               (l) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

               (m) "Employee" means any full-time employee of the Company or of the Company's Subsidiaries or affiliates. Directors who are not otherwise employed by the Company shall not be considered

                    Employees under this Plan.

               (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

               (o) "Fair Market Value" means the closing price for Shares on the relevant date, or (if there were no sales on such date) the average of closing prices on the nearest day before and the nearest day after the relevant date, on a stock exchange or over the counter, as determined by the Committee.

               (p) "Freestanding SAR" means an SAR that is granted independently of any Options.

               (q) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

               (r) "Insider" shall mean an Employee who is, on the relevant date, an officer, director of the Company, as defined in Rule 16 under the Exchange Act.

               (s) "Non-qualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

               (t) "Option" means an Incentive Stock Option or a Non-qualified Stock Option.

               (u) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

               (v) "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

               (w) "Performance Unit" means an Award granted to an Employee, as described in Article 9 herein.

               (x) "Performance Share" means an Award granted to an Employee, as described in Article 9 herein.

               (y) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

               (z)  "Person" shall have the meaning ascribed to such term in
                    Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in
                    Section 13(d).

               (aa) "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein.

               (bb) "Retirement" shall have the meaning ascribed to it in the tax-qualified defined benefit retirement plan of the Company.

               (cc) "Shares" means the shares of common stock of the Company.

               (dd) "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

               (ee) "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

               (ff) "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, an SAR shall similarly be cancelled).

               (gg) "Window Period" means the period beginning on the third
                    (3rd) business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the thirtieth (30th) business day following such date.

                              ARTICLE 3.  ADMINISTRATION

     3.1 THE COMMITTEE. The Plan shall be administered by the Management Review Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who are not Employees. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

     The Committee shall be comprised solely of Directors who are both: (i) Non-Employee Directors, as defined in Rule 16b-3 under the Exchange Act; and
(ii) Outside Directors, as defined in Treas. Reg. 1.162-27.

     3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power except as limited by law or by the Articles of Incorporation or By-laws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified hereunder.

     3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all Persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

                     ARTICLE 4.  SHARES SUBJECT TO THE PLAN

     4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed 2,750,000. These 2,750,000 Shares may be either authorized but unissued or reacquired Shares.

     The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

          (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

          (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

          (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs).

          (d) The Grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option.

          (e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted.

          (f) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

          (g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

     The maximum number of Shares with respect to which Awards may be made to any

Employee during any three (3) year period shall not exceed 100,000 shares. Notwithstanding the foregoing, if the Employee receives the Award prior to March 31, 1997 in connection with the Employee's initial employment by the Company or in connection with a merger or acquisition by the Company, the maximum number of Shares with respect to which Awards may be made during the three (3) year period ended March 31, 1997 shall be 850,000 Shares.

     4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem
SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the shares subject to such Award shall not be made available for regrant under the Plan.

     4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number of class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs, and Restricted Stock granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights;

and provided that the number of Shares subject to any Award shall always be a whole number.

                    ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

     5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all full-time, active Employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

     5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each award.

                           ARTICLE 6.  STOCK OPTIONS

     6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

     6.2 OPTION AWARD AGREEMENT. Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or an NQSO whose grant is intended not to fall under the Code provisions of Section 422.

     6.3 OPTION PRICE. The Option Price for each grant of an Option shall be determined by the Committee; provided that the Option Price shall not be less than one hundred percent

(100%) of the Fair Market Value of a Share on the date the Option is granted.

     6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its grant, and no NQSO shall be exercisable later than the twelfth (12th) anniversary date of its grant.

     6.5 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, in no event may any Option granted under this Plan become exercisable prior to six (6) months following the date of its grant.

     6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

     The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any Stock exchange or market upon which such Shares are then listed and/or traded, and under any Blue Sky or state securities laws applicable to such Shares.

     6.8  TERMINATION OF  EMPLOYMENT DUE TO DEATH, DISABILITY OR RETIREMENT.

          (a) TERMINATION BY DEATH. In the event the employment of a Participant is terminated by reason of death, all outstanding Options granted to that Participant shall immediately vest one hundred percent (100%), and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

          (b) TERMINATION BY DISABILITY. In the event the employment of a Participant is terminated by reason of Disability, all outstanding Options granted to that Participant shall immediately vest one hundred percent (100%) as of the date the Committee determines the definition of Disability to have been satisfied, and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

          (c) TERMINATION BY RETIREMENT. In the event the employment of a Participant is terminated by reason of Retirement, the Committee shall retain discretion over the treatment of Options.

          (d) EMPLOYMENT TERMINATION FOLLOWED BY DEATH. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period allowed by the Committee following such termination the Participant dies, then the remaining exercise period under outstanding Options shall equal the longer of:
               (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such Options shall be exercisable by such person or persons who shall have been named as the Participant's beneficiary, or by such persons who have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

          (e) EXERCISE LIMITATIONS ON ISOs. In the case of ISOs, the tax treatment prescribed under Section 422 of the Internal Revenue Code of 1986, as amended, may not be available if the Options are not exercised within the Section 422 prescribed time periods after each of the various types of employment termination.

     6.9 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of a Participant shall terminate for any reason other than the reasons set forth in Section 6.8 (and other than for Cause), all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

     Options which are vested as of the effective date of employment termination may be exercised by the Participant for a period of up to six (6) months following termination, or for such longer period up to one (1) year as the Committee determines with respect to a particular Participant.

     If the employment of a Participant shall be terminated by the Company for Cause, all outstanding options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Option.

     6.10 RESTRICTIONS ON TRANSFERABILITY. No Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable by a Participant during his or her lifetime only by the Participant except that NQSOs may be transferred by a Participant to the Participant's spouse, children or grandchildren or to a trust for the benefit of such spouse, children or grandchildren.

                      ARTICLE 7.  STOCK APPRECIATION RIGHTS

     7.1 GRANT OF SARs. Subject to the terms and conditions of the Plan, an SAR may be granted to an Employee at any time and from time to time as shall be determined by the Committee. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

     The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option. In no event shall any SAR granted hereunder become exercisable within the first six (6) months of its grant.

     7.2 EXERCISE OF TANDEM SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     7.3 EXERCISE OF AFFILIATED SARs. Affiliated SARs shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of Affiliated SARs shall not necessitate a reduction in the number of related Options.

     7.4 EXERCISE OF FREESTANDING SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     7.5 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.6 TERM OF SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed twelve (12) years.

     7.7 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

          (b)  The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

     7.8 RULE 16b-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 (or any successor rule) of the Exchange Act.

     For example, if the Participant is an Insider, the ability of the Participant to exercise SARs for cash will be limited to Window Periods. However, if the Committee determines that the Participant is not an Insider, or if the securities laws change to permit greater freedom of exercise of SARs, then the Committee may permit exercise at any point in time, to the extent the SARs are otherwise exercisable under the Plan.

     7.9  TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT.

          (a) TERMINATION BY DEATH. In the event the employment of a Participant is terminated by reason of death, all outstanding SARs granted to that Participant shall immediately vest one hundred percent (100%), and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the SAR by will or by the laws of descent and distribution.

          (b) TERMINATION BY DISABILITY. In the event the employment of a Participant is terminated by reason of Disability, all outstanding SARs granted to that Participant shall immediately vest one hundred percent (100%) as of the date the Committee determines the definition of Disability to have been satisfied, and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

          (c) TERMINATION BY RETIREMENT. In the event the employment of a Participant is terminated by reason of Retirement, the Committee shall retain discretion over the treatment of SARs.

          (d) EMPLOYMENT TERMINATION FOLLOWED BY DEATH. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period allowed by the Committee following such termination, the Participant dies, then the remaining exercise period under outstanding SARs shall equal the longer of: (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such SARs shall be exercisable by such person or persons who shall have been named as the Participant's beneficiary, or by such persons who have acquired the Participant's rights under the SAR by will or by the laws of descent and distribution.

     7.10 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of a Participant shall terminate for any reason other than the reasons set forth in Section 7.9 (and other than for Cause), all SARs held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such SARs, subject to such terms as the Committee, in its sole discretion, deems appropriate.

     SARs which are vested as of the effective date of employment termination may be exercised by the Participant within the period beginning on the effective date of employment termination, and ending six (6) months after such date.

     If the employment of a Participant shall be terminated by the Company for Cause, all outstanding SARs held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the SARs.

     7.11 NON-TRANSFERABILITY OF SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                          ARTICLE 8.  RESTRICTED STOCK

     8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine.

     8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

     8.3 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. However, in no event may any Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

     8.4 OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals

(Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

     8.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

          "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the United Wisconsin Services, Inc. Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of United Wisconsin Services, Inc."

     8.6  REMOVAL OF RESTRICTIONS.  Except as otherwise provided in this
Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 removed from his or her Share certificate.

     8.7 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

     8.8 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the longer of: (i) the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid; or (ii) six (6) months. The Committee shall establish procedures for the application of this provision.

     8.9 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event the employment of a Participant is terminated by reason of death or Disability, all outstanding Shares of Restricted Stock shall immediately vest one hundred percent (100%) as of the date of employment termination (in the case of Disability, the date employment terminates shall be deemed to be the date that the Committee determines the definition of Disability to have been satisfied). The Committee retains discretion over the treatment of Restricted Stock upon Retirement. In the event of full vesting, the holder of the certificates of Restricted Stock shall be entitled to have any non-transferability legends required under Sections 8.4 and 8.5 of this Plan removed from the Share certificates.

     8.10 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of a Participant shall terminate for any reason other than those specifically set forth in Section 8.9 herein, all Shares of Restricted Stock held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited and returned to the Company (and, subject to Section 4.2 herein, shall once again become available for grant under the Plan).

     With the exception of a termination of employment for Cause, the Committee, in its sole discretion, shall have the right to provide for lapsing of the restrictions of Restricted Stock following employment termination, upon such terms and provisions as it deems proper.

              ARTICLE 9.  PERFORMANCE UNITS AND PERFORMANCE SHARES

     9.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

     9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods shall, in all cases, exceed six (6) months in length.

     9.3 EARNING OF PERFORMANCE UNITS/SHARES. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number of Performance Units/Shares earned by the Participant over The Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned

Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period.

     Prior to the beginning of each Performance Period, Participants may elect to defer the receipt of Performance Unit/Share payout upon such terms as the Committee deems appropriate.

     9.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, RETIREMENT, OR INVOLUNTARY TERMINATION (WITHOUT CAUSE). In the event the employment of a Participant is terminated by reason of death or Disability or involuntary termination without Cause during a Performance Period, the Participant shall receive a prorated payout of the Performance Units/Shares. The Committee retains discretion over the treatment of Performance Units/Shares upon Retirement. Any prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Units/Shares during the Performance Period, and shall further be adjusted based on the achievement of the pre-established performance goals.

     Timing of payment of earned Performance Units/Shares shall be determined by the Committee at its sole discretion.

     9.6 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company, and shall once again be available for grant under the Plan.

     9.7 NON-TRANSFERABILITY. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                       ARTICLE 10.  BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in the form prescribed by the Company and will be effective only when any necessary spousal consent is obtained and filed by the Participant in writing with the Secretary of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                             ARTICLE 11.  DEFERRALS

     The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of the Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                        ARTICLE 12.  RIGHTS OF EMPLOYEES

     12.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) or Parent (Blue Cross & Blue Shield United of Wisconsin) shall not be deemed a termination of employment.

     12.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or having been so selected, to be selected to receive a future Award.

                         ARTICLE 13.  CHANGE IN CONTROL

     Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Section 18, herein:

          (a) Any and all Options and SARs granted hereunder shall become immediately exercisable;

          (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse, and within ten (10) business days after the occurrence of a Change in Control, the stock certificates representing Shares of Restricted Stock, without any restrictions or legend thereon, shall be delivered to the applicable Participants;

          (c) The target value attainable under all Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period as of the effective date of the Change in Control, and shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change in Control; provided, however, that there shall not be an accelerated payout with respect to Performance Units or Performance Shares which were granted less than six (6) months prior to the effective date of the Change in Control;

          (d) Subject to Article 14 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

             ARTICLE 14.  AMENDMENT, MODIFICATION, AND TERMINATION

     14.1 AMENDMENT, MODIFICATION AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend, or modify the Plan. However, without the approval of the shareholders of the Company (as may be required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto), no such termination, amendment or modification may:

          (a) Materially increase the total number of Shares which may be issued under this Plan, except as provided in Section 4.3 herein; or

          (b) Materially modify the eligibility requirements to add a class of Insiders; or

          (c) Materially increase the benefits accruing to Insiders under the Plan.

     14.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                            ARTICLE 15.  WITHHOLDING

     15.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising or as a result of this Plan.

     15.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with the applicable requirement set forth in (a) or (b) of this Section 15.2.

          (a) AWARDS HAVING EXERCISE TIMING WITHIN INSIDERS' DISCRETION. The Insider must either:

               (i) Deliver written notice of the stock withholding election to the Committee at least six (6) months prior to the date specified by the Insider on which the exercise of the Award is to occur; or

               (ii) Make the stock withholding election in connection with an exercise of an Award which occurs during a Window Period.

          (b) AWARDS HAVING A FIXED EXERCISE/PAYOUT SCHEDULE WHICH IS OUTSIDE INSIDERS' CONTROL. The Insider must either:

               (i) Deliver written notice of the stock withholding election to the Committee at least six (6) months prior to the date on which the taxable event (e.g., exercise or payout) relating to the Award is scheduled to occur; or

               (ii) Make the stock withholding election during a Window Period which occurs prior to the scheduled taxable event relating to the Award (for this purpose, an election may be made prior to such a Window Period, provided that it becomes effective during a Window Period occurring prior to the applicable taxable event).

                          ARTICLE 16.  INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                            ARTICLE 17.  SUCCESSORS

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                        ARTICLE 18.  LEGAL CONSTRUCTION

     18.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     18.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     18.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

     18.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     18.5 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Wisconsin.